UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  April 12, 2023

IMPERALIS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52140	20-5648820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1421 McCarthy Blvd., Milpitas, CA 95035

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 6, 2023 (the “Closing Date”), Imperalis Holding Corp., a Nevada corporation (the “Company”), entered into a Purchase Agreement (the “Agreement”) with FAR Holdings International, LLC (the “Investor”) pursuant to which the Company borrowed $250,000 and issued a promissory note to the Investor in the principal face amount of $300,000 (the “Note”). The Company also issued to the Investor warrants (the “Warrants”) to purchase an aggregate of 1,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company (the “Warrant Shares”).

Description of the Note

The Note has a principal face amount of $300,000, was issued with an original issuance discount of $50,000, and bears no interest. The Company is required to pay the Investor $100,000 on May 6, 2023, June 6, 2023, and the maturity date of July 6, 2023. The Note also allows prepayment without any penalty. The Note contains a single event of default if the Company fails to make payments within five business days when due under the Note, then the Company must pay the Investor a default fee of three percent (3%) of the amount due.

Description of the Warrants

The Warrants entitle the holder to purchase shares of Common Stock for a period of five years at an exercise price of $0.044 per share, subject to adjustment. The exercise price of each Warrant, is subject to adjustment for customary stock splits, stock dividends, combinations or similar events.

The foregoing descriptions of the Warrant, the Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to their respective forms, which are annexed hereto as Exhibits 4.1, 10.1 and 10.2 respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. The Warrants and the Warrant Shares described in this Current Report on Form 8-K were offered and sold to the Investors in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

4.1	Form of Warrant
10.1	Form of Purchase Agreement
10.2	Form of Note
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERALIS HOLDING CORP.

Dated: April 12, 2023	/s/ Amos Kohn Amos Kohn Chief Executive Officer